UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2007

GOLDEN ARIA CORP.
(Exact name of registrant as specified in its charter)

333-130934 (Commission File Number)
Nevada (State or other jurisdiction of incorporation)	20-1970188 (IRS Employer Identification No.)

604 – 700 West Pender Street, Vancouver, British Columbia  V6C 1G8
(Address of principal executive offices and Zip Code)

(604) 602-1633
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2007 our directors adopted a stock option plan (the “2008 Option Plan”), the purpose of which is to retain the services of valued key employees and consultants of our company, and to encourage such persons to acquire a greater proprietary interest in our company, and to serve as an inducement in the hiring of new employees and to provide an equity incentive to consultants of our company.  The 2008 Option Plan will be administered initially by our board of directors, who will be authorized to grant options to acquire up to a total of 2,800,000 shares of our common stock.

Item 9.01.	Financial Statements and Exhibits.
10.1	2008 Stock Option Plan
10.2	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ARIA CORP.

By:/s/ Robert McAllister
President

Date: December 19, 2007